SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2005

                             FIRSTFED BANCORP, INC.
                             ----------------------
               (Exact name of Registrant as Specified in Charter)

          Delaware                        0-19609                63-1048648
          --------                        -------                ----------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

                1630 Fourth Avenue North, Bessemer, Alabama 35020
                -------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (205) 428-8472
                                 --------------
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      In connection with the merger described under Item 8.01 below, on December 29, 2005, FirstFed Bancorp, Inc. (the "Company") entered into a Term Loan Agreement with Alabama Banker's Bank (the "Lender") for $6,190,000 to finance the purchase by the Company's Employee Stock Ownership Plan of 619,000 shares of Company common stock, par value $.01 per share, sold in a private placement offering described under Item 3.02 below. Material terms and conditions of the loan are as follows:

      o     the loan is for a period of 15 years;

      o the loan is secured by all outstanding shares of First Financial Bank stock;

      o the rate on the loan is The Wall Street Journal Prime Rate floating daily (7.25% at December 29, 2005); and

      o     loan covenants and conditions include:

            o     capital/asset ratio will not fall below 7.00%;

            o     no change in control which requires prior regulatory approval;

            o     no other debt of the Company;

            o no sale of substantial assets or merger except under certain conditions; and

            o no change in executive management not satisfactory to the Lender.

      The Term Loan Agreement and related Stock Pledge Agreement and Promissory Note are filed as Exhibit 10.1 to this report and incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      See Item 1.01 above and Exhibit 10.1 to this report, both of which are incorporated by reference into this Item 2.03.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      On December 30, 2005, the Company issued 1,536,756 shares of its common stock in a private placement offering pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act") and Securities and Exchange Commission Rule 506 under Regulation D of the Act. The offering did not involve any public offering of securities. There were 47 accredited and 3 non-accredited investors in the private placement offering who were furnished the information required under Rule 502 under Regulation D of the Act. The common shares issued in the private placement offering, which are not convertible or exchangeable into other equity securities of the Company, were sold at a price of $10.00 per share for an aggregate offering price of $15,367,560. No underwriting commissions or discounts were paid.

ITEM 8.01 OTHER EVENTS

      On December 30, 2005, the Company consummated the transactions contemplated by the previously reported Agreement and Plan of Merger dated as of September 30, 2005 by and between the Company and FirstFed Merger Corporation (the "Agreement"). As a result, the Company effected a "going private" transaction by reducing the number of record holders of the Company's common stock to less than 300, permitting the Company to deregister its common stock under the Securities Exchange Act of 1934, as amended. The Company also has elected to be taxed as a Subchapter S corporation for federal income tax purposes.

      The Company filed a Certificate and Notice of Termination of Registration on Form 15 with the SEC on January 4, 2006. The Company also voluntarily delisted its class of common stock from trading on the NASDAQ SmallCap Market effective as of the close of market on December 30, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 10.1 Term Loan Agreement and related Stock Pledge Agreement and Promissory Note, dated December 29, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FIRSTFED BANCORP, INC.


Dated: January 4, 2006                  By: /s/ B. K. Goodwin III
                                            ----------------------------------
                                            B. K. Goodwin III
                                            Chairman of the Board, President
                                            and Chief Executive Officer